Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	It is the Compensation Committee’s practice to approve ordinary course annual equity grants during a scheduled meeting held each year. At this meeting, the Compensation Committee will approve each named executive officer’s annual equity award, if any. At this time, we do not currently anticipate granting stock options to any of our named executive officers. The Company does not schedule its equity grants in anticipation of the release of material, non-public information, nor does the Company time the release of material nonpublic information based on equity grant dates.
Award Timing MNPI Considered [Flag]	false